UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 4, 2025

AQUA METALS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37515	47-1169572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5370 Kietzke Lane, Suite 201 Reno, Nevada 89511
(Address of principal executive offices)

(775) 525-1936
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b)of the Act:
Title of each class Common stock: Par value $.001	Trading Symbol(s) AQMS	Name of each exchange on which registered Nasdaq Capital Market

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, On July 2, 2025, Aqua Metals, Inc. (the “Company”) received a letter (the “Letter”) from the Nasdaq Stock Market, LLC (the “Nasdaq”) notifying the Company that it had fallen below compliance with respect to the continued listing standard set forth in Rule 5550(a)(2) of the Nasdaq Listing Rules because the closing bid price of the Company’s common stock over the previous 30 consecutive trading-day period had fallen below $1.00 per share. The Letter stated that due to the fact that the Company has effected a reverse stock split over the prior one-year period, the Company was not eligible for any grace period under the Nasdaq Listing Rules in order to regain compliance with the minimum bid requirement and, consequently, the Company’s securities would be delisted from the Nasdaq Capital Market unless the Company requests an appeal with the Nasdaq Hearing Panel.

Following the Company’s one-for-ten reverse stock split effected on August 4, 2025 and the hearing of the Company’s appeal to the Nasdaq Hearing Panel on August 19, 2025, the Company received a letter from the Nasdaq dated September 4, 2025 confirming the Company had regained compliance with minimum bid requirement in Listing Rule 5550(a)(2). The Company will be subject to a mandatory panel monitor for a period of one year ending September 4, 2026. If, within that one-year monitoring period, the Nasdaq staff finds the Company again out of compliance with the minimum bid requirement, the Company will not be eligible for any compliance grace period under the Nasdaq Listing Rules in order to regain compliance with Listing Rule 5550(a)(2), and, consequently, the Company would be subject to a delist determination from the Nasdaq Capital Market unless the Company requests an appeal with the Nasdaq Hearing Panel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUA METALS, INC.

Dated: September 8, 2025	/s/ Stephen Cotton
Stephen Cotton,
President and Chief Executive Officer